JOINDER AGREEMENT

            THIS JOINDER AGREEMENT (the "Agreement"), dated as of April 18, 2005, is by and between HOME SOLUTIONS OF AMERICA, INC., a Delaware corporation (the "Borrower") LADDCAP VALUE PARTNERS, L.P., a Delaware limited partnership ("New Lender"), PETRA MEZZANINE FUND, L.P., a Delaware limited partnership, in its capacities as Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent") under that certain Loan Agreement (as it may be amended, modified, restated or supplemented from time to time, the "Loan Agreement"), dated as of March 31, 2005, by and among Borrower, the Administrative Agent, and the Lenders named therein. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein shall have the meaning set forth in the Loan Agreement.

RECITALS:

            WHEREAS, pursuant to Section 10.17 of the Loan Agreement, Borrower has requested an Additional Advance in the amount of $500,000.00;

            WHEREAS, the Requisite Lenders have approved the above described Additional Advance; and

            WHEREAS, the parties hereto desire to execute and deliver this Agreement to evidence the Additional Advance and the addition of the New Lender as a "Lender" under the Loan Agreement.

AGREEMENTS:

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.         New Lender.    The New Lender is hereby added as a Lender to each of the Loan Documents, and the New Lender hereby agrees to be legally bound by, and to comply with, all of the terms and conditions thereof to the same extent as if it were originally party thereto as a Lender.  The address of the New Lender for purposes of all notices and other communications pursuant to the Loan Documents is the address set forth beneath its signature hereto.

            2.         Lender; Loan.  Effective as of the date hereof, and unless the context clearly indicates otherwise, (a) all references in the Loan Documents to the "Lender" and the "Lenders" shall be deemed to include, without limitation, the New Lender, and (b) all references in the Loan Documents to the "Loan" shall be deemed to include, without limitation, the Additional Advance.

            3.         Aggregate Amount of Additional Advances.   The aggregate amount of Additional Advances permitted by Section 10.17 of the Loan Agreement includes, and is not in addition to, the Additional Advance contemplated by this Agreement.  After taking into consideration the Additional Advance contemplated by this Agreement and subject to the terms of the Loan Agreement, the Loan amount may be increased by Additional Advances in an aggregate amount not exceeding $2,500,000.

            4.         Closing Fee.  In connection with the making of the Additional Advance, Borrower shall pay to the New Lender a closing fee in the amount of $20,000 (the "Additional Advance Closing Fee").  The Additional Advance Closing Fee is due and payable upon the funding of the Additional Advance, and Borrower hereby authorizes and directs the New Lender to deduct from the Additional Advance proceeds and retain for its account the sum of $20,000 as payment of the Additional Advance Closing Fee.

            5.         Representations and Warranties of Borrower.  To induce the Requisite Lenders to approve, and the New Lender to make, the Additional Advance contemplated hereby, Borrower hereby represents and warrants to the Requisite Lenders and the New Lender:

a.         that the representations and warranties of the Borrower set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Borrower pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

b.         that the Cornerstone Acquisition has been consummated in accordance with the terms of that certain Reorganization Agreement and Plan of Merger by and among Borrower, Cornerstone Acquisition Corp., Cornerstone, and the sole shareholder of Cornerstone, effective as of January 3, 2005, and no material provision thereof has been waived, amended, supplemented or otherwise modified; and

c.         Since the Closing Date,  no Default or Event of Default has occurred under any of the Loan Documents.

6.         No Course of Dealing.  Neither this Agreement nor any other indulgences or approvals that may have been granted to the Borrower by the Administrative Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent or any Lender to modify, expand or extend the agreements contained herein or to agree to any other Additional Advances.

7.         Loan Documents.  This Agreement shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.  Any noncompliance by the Borrower with any of the covenants, terms, conditions or provisions of this Agreement shall constitute an Event of Default.  Except to the extent modified hereby, the Loan Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

8.         Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

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            IN WITNESS WHEREOF, each party has caused this Joinder Agreement to be duly executed by its authorized officer as of the day and year first above written.

                                                                        NEW LENDER

                                                                        LADDCAP VALUE PARTNERS L.P.

                                                                        By:
                                                                                    Robert B. Ladd
                                                                                    Managing Partner

                                                Address for notice purpose:
                                                                        650 Fifth Avenue, Suite 600
                                                                        New York, NY 10019
                                                                        Facsimile: (212) 259-2052
                                                                       Attention:  Robert B. Ladd, Managing Partner

                                                                        ADMINISTRATIVE AGENT:

                                                                        PETRA MEZZANINE FUND, L.P.

                                                                        By:  Petra Partners, LLC, its general partner
                                                                               By:___________________________
                                                                                      Michael W. Blackburn,
                                                                                      Managing Member

                                                                        BORROWER:

                                                                        HOME SOLUTIONS OF AMERICA, INC.

                                                                        By:__________________________________
                                                                                      Rick J. O'Brien
                                                                                      Chief Financial Officer

                                                                        REQUISITE LENDERS:

                                                                        PETRA MEZZANINE FUND, L.P.

                                                                        By:  Petra Partners, LLC, its general partner

                                                                    By:___________________________
                                                                                          Michael W. Blackburn,
                                                                                          Managing Member

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